Discontinued Operations And Other Dispositions Discontinued Operations, Danaher Separation And Other Disposition (Summary Of Major Classes Of Assets And Liabilities Of Discontinued Operations) (Details) - Communications business - USD ($)
$ in Millions
	Dec. 31, 2014	Dec. 31, 2013
Assets:
Trade accounts receivable, net	$ 188.0	$ 159.3
Inventories	48.7	49.4
Property, plant and equipment, net	31.1	27.3
Goodwill	1,291.0	1,321.0
Other intangible assets, net	309.7	350.0
Other assets	15.0	26.4
Total assets, discontinued operations	1,883.5	1,933.4
Liabilities:
Trade accounts payable	50.0	40.1
Accrued expenses and other liabilities	258.0	236.4
Other long-term liabilities	159.6	175.8
Total liabilities, discontinued operations	$ 467.6	$ 452.3